UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2021

Sunlight Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39739 (Commission File Number)	85-2599566 (IRS Employer Identification No.)

101 N. Tryon Street Suite 1000 Charlotte, NC (Address of Principal Executive Offices)	28246 (Zip Code)

(888) 315-0822 (Registrant’s telephone number, including area code)

Spartan Acquisition Corp. II
9 West 57th Street, 43rd Floor
New York, NY 10019
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SUNL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SUNL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 9, 2021 (the “Closing Date”), Sunlight Financial Holdings Inc., a Delaware corporation (formerly known as Spartan Acquisition Corp. II) (the “Company”), consummated the previously announced business combination pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”), dated January 23, 2021, by and among Spartan Acquisition Corp. II, a Delaware corporation (“Spartan”), SL Invest I Inc., a Delaware corporation and wholly-owned subsidiary of Spartan (“MergerCo1”), SL Invest II LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“MergerCo2”), SL Financial Investor I LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“Holdings I”), SL Financial Investor II LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“Holdings II”), SL Financial Holdings Inc., a Delaware corporation and wholly-owned subsidiary of Spartan (“Spartan Sub”), SL Financial LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan Sub (“OpCo Merger Sub” and collectively with MergerCo1, MergerCo2, Holdings I, Holdings II and Spartan Sub, the “Spartan Subsidiaries”), Sunlight Financial LLC, a Delaware limited liability company (“Sunlight”), FTV-Sunlight, Inc., a Delaware corporation (“FTV Blocker”), and Tiger Co-Invest B Sunlight Blocker LLC, a Delaware limited liability company (“Tiger Blocker,” and collectively with FTV Blocker, the “Blockers”). The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.”

Upon the completion of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions,” and such completion, the “Closing”), the post-combination company is organized in an “Up-C” structure, such that all of the material assets of the combined company are held by Sunlight, and the only material asset of the Company (together with its wholly-owned subsidiaries, Spartan Sub, Holdings I and Holdings II) is its indirect equity interests in Sunlight.

The total consideration paid to (i) FTV V, L.P, a Delaware limited partnership (“FTV Blocker Holder”) and Tiger Infrastructure Partners Co-Invest B LP, a Delaware limited partnership (“Tiger Blocker Holder” and collectively with FTV Blocker Holder, the “Blocker Holders”) and (ii) certain persons and entities, other than the Blockers, who owned prior to the Closing (A) existing units representing limited liability interests in Sunlight (other than forfeited and unallocated units representing limited liability interests in Sunlight), (B) equity awards issued pursuant to the Sunlight Financial LLC 2017 Long-Term Incentive Plan (the “LTIP Unitholders”) and (C) warrants to purchase equity interests in Sunlight (the “Former Sunlight Warrantholders”) (the persons in the foregoing subclauses (A), (B) and (C), collectively, the “Unblocked Sunlight Unitholders”) was comprised of, (x) with respect to the Blocker Holders and the Unblocked Sunlight Holders (other than the LTIP Unitholders and the Former Sunlight Warrantholders), rights under the Tax Receivable Agreement, as described in greater detail below, and (y) with respect to the Blocker Holders, the Unblocked Sunlight Holders, the LTIP Unitholder and the Former Sunlight Warrantholders, approximately $1.175 billion, of which:

(a)	approximately $458,617,507 of the consideration (based on an assumed value of $10.00 per share consideration) was paid to the Blocker Holders consisting of:

1.	an aggregate of approximately $121,526,569 in cash; and

2.	an aggregate of 33,709,094 shares of the Company Class A common stock, par value $0.0001 per share (“Class A Common Stock”).

(b)	approximately $647,543,632 of the consideration (based on an assumed value of $10.00 per share of consideration) was paid to the Unblocked Sunlight Unitholders consisting of:

1.	an aggregate of approximately $171,589,079 in cash; and

2.	47,595,455 units representing limited liability company interests in Sunlight designated as Sunlight Class EX Units (“Sunlight Class EX Units”) (together with a corresponding number of shares of Class C Common Stock, par value $0.0001 per share (“Class C Common Stock” and, together with the Class A Common Stock, “Common Stock”) which is a new class of common stock issued at the Closing).

(c)	approximately $68,838,862 of the consideration (based on an assumed value of $10.00 per share of consideration) was paid to the LTIP Unitholders and Former Sunlight Warrantholders consisting of:

1.	an aggregate of approximately $17,861,117 in cash;

2.	4,954,324 shares of Class A Common Stock; and

3.	627,780 shares of Class A Common Stock reserved for issuance at an exercise price of $7.715 per share pursuant to the TCU Amendment (as defined below).

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In connection with the entry into the Business Combination Agreement, but effective immediately prior to the Closing, Spartan, Spartan Acquisition Sponsor II LLC (the “Sponsor”), and the other holders of the Founder Shares entered into the Founders Stock Agreement (the “Founders Stock Agreement”), pursuant to which, among other things, subject to and effective immediately prior to the Closing, the Sponsor agreed to surrender up to 25% of the Founder Shares held by the Sponsor (at a 1:4 ratio to the percentage, if any, of redemptions by holders of Class A Common Stock); provided that no such surrender will occur unless more than 5% of the outstanding shares of Class A Common Stock are actually redeemed by Spartan. As a result, an aggregate of 1,187,759 of the Founder Shares were surrendered to Spartan for cancellation. After giving effect to the forfeiture contemplated by the Founders Stock Agreement (as defined below), each outstanding share of the Company’s Class B common stock, par value $0.0001 per share (“Founder Shares” or “Class B Common Stock”), was converted into a share of Class A Common Stock on a one-for-one basis and the Founder Shares ceased to exist. The foregoing description of the Founders Stock Agreement is a summary only and is qualified in its entirety by reference to the Founders Stock Agreement, a copy of which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Spartan with the U.S. Securities Exchange Commission (the “SEC”) on January 25, 2021, and is incorporated herein by reference.

In connection with the Closing, the Company changed its name from “Spartan Acquisition Corp. II” to “Sunlight Financial Holdings Inc.” Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including Sunlight and its subsidiaries, after the Closing, and “Spartan” refers to the registrant prior to the Closing.

The aggregate cash consideration paid at the Closing of $310,976,765 consisted of (a) the amount of cash from (i) funds available for release to Spartan in Spartan’s trust account established in connection with Spartan’s initial public offering (the “Trust Account”), net of the payments of funds from the Trust Account required to be made to the Redeeming Stockholders (as defined in the Business Combination Agreement), plus (ii) cash held by Spartan without restrictions outside of the Trust Account, plus (iii) cash paid to Spartan pursuant to the subscription agreements, dated as of January 23, 2021 by and among Spartan, Sunlight, as applicable, and the investors named therein (the “Subscription Agreements”) in which such investors purchased an aggregate of 25,000,000 shares of Class A Common Stock for a purchase price of $10.00 per share (the “PIPE Investment”), (b) less $50,000,000 to be retained by the combined company as working capital less (c) an amount equal to all unpaid Sunlight transaction expenses and Spartan transaction expenses on the Closing Date (collectively, the “Transaction Expenses”).

The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Spartan with the SEC on January 25, 2021, and is incorporated herein by reference. A more detailed description of the Business Combination can be found in the section titled “The Business Combination” in the Company’s definitive proxy statement/prospectus filed with the SEC on June 21, 2021, as supplemented on July 2, 2021 (the “Proxy Statement”) prepared in connection with the solicitation of the proxies from Spartan’s stockholders to approve, among other things, the Business Combination.

Item 2.01 of this Current Report on Form 8-K discusses the Closing and various other transactions contemplated by the Business Combination Agreement and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Sunlight Support Agreement

In connection with the entry into the Business Combination Agreement, on January 23, 2021, certain members of Sunlight whose approval is sufficient to approve and adopt the Business Combination Agreement and the Business Combination on behalf of Sunlight’s members (the “Requisite Sunlight Members”), entered into a support agreement (the “Support Agreement”), pursuant to which, among other things, the Requisite Sunlight Members agreed to execute and deliver a written consent approving the Business Combination Agreement and the Business Combination (the “Written Consent”) within two business days after the effectiveness of Spartan’s registration statement on Form S-4 and to vote in favor of the approval and adoption of the Business Combination Agreement and the Business Combination.

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The foregoing description of the Support Agreement is a summary only and is qualified in its entirety by reference to the Support Agreement, a copy of which is attached as Exhibit 10.15 to this Current Report on Form 8-K and is incorporated herein by reference.

Founders Stock Agreement

The description of the Founders Stock Agreement and related forfeiture set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Sunlight A&R LLC Agreement

On the Closing Date, Sunlight, the Company, Spartan Sub and certain members named therein entered into the Fifth Amended and Restated Limited Liability Company Agreement of Sunlight (the “Sunlight A&R LLC Agreement”), pursuant to which, among other things: (a) Spartan Sub became the sole managing member of Sunlight, (b) the outstanding units representing limited liability company interests in Sunlight were recapitalized into Sunlight Class X Units and Sunlight Class EX Units and (c) each Sunlight Class EX Unit holder has certain redemption rights to cause Sunlight to acquire all or a portion of its Sunlight Class EX Units (together with the corresponding number of shares of Class C Common Stock) for, at Sunlight’s election (i) shares of Class A Common Stock on a one-for-one basis or (ii) cash. The foregoing description of the Sunlight A&R LLC Agreement is a summary only and is qualified in its entirety by reference to the Sunlight A&R LLC Agreement, a copy of which is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Rights Agreement

On the Closing Date, Spartan, the Sponsor, Tiger Blocker Holder and Tiger Infrastructure Partners Sunlight Feeder LP (“Tiger IPSF” and together with Tiger Blocker Holder, collectively “Tiger”), FTV Blocker Holder and certain holders party thereto (together with Tiger and FTV Blocker Holder, the “IRA Holders”), entered into the Investor Rights Agreement, dated July 9, 2021 (the “Investor Rights Agreement”) pursuant to which, among other things, (i) that certain Registration Rights Agreement, dated November 24, 2020, was terminated, (ii) Tiger and FTV Blocker Holder agreed to the same lock-up restrictions applicable to the Sponsor and the board of directors and management team of Spartan (as described below) and (iii) Spartan agreed that, within thirty (30) calendar days after the Closing, the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the IRA Holders, and the Company will use its reasonable best efforts to have such registration statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, pursuant to the Investor Rights Agreement, Tiger and FTV Blocker Holder can demand up to three underwritten offerings in the aggregate and the Sponsor can demand up to one underwritten offering. Each IRA Holder will be entitled to customary piggyback registration rights.

Furthermore, pursuant to the Investor Rights Agreement, the board of directors of the Company consists of nine directors, divided into three classes serving staggered three-year terms, and the Company is required to take all necessary action, to the fullest extent permitted by applicable law (including with respect to any fiduciary duties under Delaware law), to cause the following nominees to be elected to serve as directors on its board of directors:

●	if the Sponsor and its affiliates collectively beneficially own at least 50% of the number of shares of Class A Common Stock and Class C Common Stock (collectively, “Common Stock”) as such persons owned immediately following the Closing, one nominee designated by the Sponsor;

●	if FTV Blocker Holder and its affiliates collectively beneficially own at least 50% of the number of shares of Common Stock as such persons owned immediately following the Closing, one nominee designated by FTV Blocker Holder; and

●	if Tiger and its affiliates collectively beneficially own at least 50% of the number of shares of Common Stock as such persons owned immediately following the Closing, one nominee designated by Tiger.

In addition, for as long as the Sponsor, FTV Blocker Holder or Tiger maintains its nomination rights described above, under the Investor Rights Agreement, such person also has the right to appoint an observer to attend meetings of the board of directors of the Company, subject to customary limitations.

The foregoing description of the Investor Rights Agreement is a summary only and is qualified in its entirety by reference to the Investor Rights Agreement, a copy of which is attached as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated herein by reference.

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Lock-Up Agreements

In connection with the Business Combination Agreement, at the Closing:

●	pursuant to the Investor Rights Agreement, as referenced above, Tiger and FTV Blocker Holder agreed to the same lock-up restrictions applicable to the Sponsor and the board of directors and management team of Spartan;

●	subject to certain exceptions, all Sunlight employees and former employees who, as of immediately after the Closing, held 100,000 shares or more of Class A Common Stock or Sunlight Class EX Units and a corresponding number of shares of Class C Common Stock, agreed that: (x) 20% of the Class A Common Stock or Sunlight Class EX Units and a corresponding number of shares of Class C Common Stock (as applicable, “Restricted Stock”) held by it, him or her will be subject to lock-up transfer restrictions until the one-year anniversary of the Closing, with the potential for Early Release (as defined below) after six months following the Closing and (y) 80% of the Restricted Stock held by it, him or her will be subject to lock-up transfer restrictions until the 15-month anniversary of the Closing, with the potential for Early Release after nine months following the Closing;

●	certain executives of Sunlight agreed that: (a) 20% of the Restricted Stock held by it, him or her will be subject to lock-up transfer restrictions until the 16-month anniversary of the Closing, with the potential for Early Release after nine months following the Closing and (b) 80% of the Restricted Stock held by it, him or her will be subject to lock-up transfer restrictions until the 20-month anniversary of the Closing, with potential for Early Release after 14 months following the Closing; and

●	all other persons who held equity or equity-based awards in respect of less than 100,000 shares of Restricted Stock as of immediately prior to at the Closing, agreed that 100% of the Restricted Stock held by it, him or her will be subject to lock-up transfer restrictions until the six-month anniversary of the Closing; provided, that with respect to any such person that is not a Sunlight employee, Sunlight will request and use commercially reasonable efforts to obtain such agreement from such person;

where applicable, subject to exceptions included in such lock-up agreements, including for “net settlement” of distributions of Class A Common Stock to holders of certain company awards as contemplated by Section 2.02(e) of the Business Combination Agreement in respect of applicable tax withholding obligations.

An “Early Release” shall be achieved if the last sale price of the Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at the period specified above after the Closing.

The foregoing description is a summary only and is qualified in its entirety by reference to the forms of Lock-Up Agreements and Investor Rights Agreement, copies of which are attached as Exhibit 10.8, 10.9, 10.10 and 10.16 to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Letter Agreement

In connection with the entry into the Business Combination Agreement, but effective upon the Closing, Spartan, the Sponsor and each member of the board of directors of Spartan (the “Pre-Closing Spartan Board”) entered into the Letter Agreement Amendment, dated as of January 23, 2021 (the “Letter Agreement Amendment”), which amended that certain letter agreement, dated as of November 24, 2020, by and among Spartan, the Sponsor and each member of the Pre-Closing Spartan Board (the “Letter Agreement”), to modify the lock-up restrictions set forth in the Letter Agreement as follows:

●	80% of the Founder Shares (including any shares of Class A Common Stock issued in respect of the conversion of such Founder Shares upon the Closing) held by it, him or her will be subject to lock-up transfer restrictions until the one-year anniversary of the Closing, or earlier, if, subsequent to the Closing, (i) the last sale price of the Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within a 30-day trading period commencing at least 150 days after the Closing or (ii) Spartan consummates a transaction which results in all of Spartan’s stockholders having the right to exchange their shares of Class A Common Stock and Class B Common Stock for cash, securities or other property; and

●	20% of the Founder Shares (including any shares of Class A Common Stock issued in respect of the conversion of such Founder Shares upon the Closing) held by it, him or her will be subject to lock-up transfer restrictions until the six-month anniversary of the date of the Closing, or earlier, if, subsequent to the Closing, (i) the last sale price of the Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within a 30-day trading period ending at least 90 days after the Closing (ii) Spartan consummates a transaction which results in all of Spartan’s stockholders having the right to exchange their shares of Class A Common Stock and Class B Common Stock for cash, securities or other property.

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The foregoing description of the Letter Agreement Amendment is a summary only and is qualified in its entirety by reference to the Letter Agreement Amendment, a copy of which is attached as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date, the Company entered into the Tax Receivable Agreement with the TRA Holders and the Agent (as defined therein). The Tax Receivable Agreement generally provides for the payment by the Company to the Agent, for disbursement to the TRA Holders on a pro rata basis, of 85% of the net cash savings, if any, in U.S. federal, state and local income tax and franchise tax that the Company actually realizes (or is deemed to realize in certain circumstances) in periods after the Closing as a result of (i) certain increases in tax basis that occur as a result of the Company’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of a TRA Holder’s Sunlight Class EX Units upon the exercise of the redemption or call rights set forth in the Sunlight A&R LLC Agreement and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments the Company makes under the Tax Receivable Agreement. The Company will retain the benefit of the remainder of the actual net cash savings, if any.

If the Company elects to terminate the Tax Receivable Agreement early or if it is terminated early due to the Company’s failure to honor a material obligation thereunder or due to a Change of Control (as defined in the Tax Receivable Agreement), the Company will be required to make a payment equal to the deemed present value of the anticipated future payments to be made by it under the Tax Receivable Agreement (based upon certain assumptions and deemed events set forth in the Tax Receivable Agreement), which amount may substantially exceed the actual cash tax savings realized by the Company. In the case of an early termination upon a Change of Control (as defined in the Tax Receivable Agreement), such early termination payment may, at the Company’s election, be paid ratably over the two-year period following the Change of Control.

The foregoing description of the Tax Receivable Agreement is a summary only and is qualified in its entirety by reference to the Tax Receivable Agreement, a copy of which is attached as Exhibit 10.13 to this Current Report on Form 8-K and is incorporated herein by reference.

PIPE Financing

In connection with the execution of the Business Combination Agreement, on January 23, 2021, Spartan entered into the Subscription Agreements with the New PIPE Investors (as defined in the Proxy Statement) pursuant to which the New PIPE Investors agreed to purchase, and Spartan agreed to sell to the New PIPE Investors, an aggregate of 25,000,000 shares of Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share, or an aggregate purchase price of $250.0 million, in a private placement (the “PIPE Financing”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements was contingent upon, among other customary closing conditions, the subsequent or substantially concurrent consummation of the Business Combination. The purpose of the PIPE Financing was to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, Spartan agreed that, within 30 calendar days after the Closing Date (the “Filing Deadline”), the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and the Company will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

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Indemnification Agreements

The Second Amended and Restated Certificate of Incorporation of the Company (the “Charter”), which became effective in connection with the completion of the Business Combination, contains provisions limiting the liability of directors, and the Amended and Restated bylaws of the Company (the “Bylaws”), which became effective in connection with the completion of the Business Combination, provides that the Company will indemnify each of its directors to the fullest extent permitted under Delaware law. The Charter and the Bylaws also provide the board of directors of the Company (the “Board”) with discretion to indemnify officers and employees when determined appropriate by the Board. Copies of the Charter and Bylaws are attached as Exhibit 3.1 and 3.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

On the Closing Date, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers and certain other key employees. The Indemnification Agreements provide that the Company will indemnify each of its directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer or other key employee because of his or her status as one of the Company’s directors, executive officers or other key employees, to the fullest extent permitted by Delaware law, the Charter and the Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by its directors, executive officers and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer or key employee.

The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Business Combination Agreement are described in the Proxy Statement in the section titled “The Business Combination” beginning on page 110 of the Proxy Statement, which description is incorporated by reference herein.

On the Closing Date, the Company consummated the previously announced Business Combination pursuant to the Business Combination Agreement. Holders of 19,227,063 shares of Class A Common Stock sold in Spartan’s initial public offering (the “public shares”) exercised their right to have such shares redeemed for a pro rata portion of the Trust Account, or approximately $10.00 per share and $192,297,042.41 in the aggregate.

On July 7, 2021, the parties to the Business Combination Agreement agreed to waive the Minimum Cash Consideration Condition (as defined in the Business Combination Agreement) set forth in Section 8.03(f) of the Business Combination Agreement.

On July 9, 2021, the parties to the Business Combination Agreement agreed to waive the closing condition that certain individuals enter into lock-up agreements as set forth in Section 8.02(m) of the Business Combination Agreement, with respect to one individual investor.

In January 2021, Spartan entered into the Subscription Agreements to give effect to the PIPE Financing. At the Closing, the Company consummated the PIPE Financing and the New PIPE Investors received an aggregate of 25,000,000 shares of Class A Common Stock at a purchase price of $10.00 per share pursuant to the terms of the Subscription Agreements.

As consideration for the Business Combination, in addition to the $310,976,765 in cash consideration as described in the “Introductory Note” above, an aggregate of approximately 38.7 million shares of Class A Common Stock were issued to Blocker Holders, LTIP Unitholders and former holders of Sunlight Warrants who elected to exercise their Sunlight Warrants prior to the Closing and approximately 47.6 million Sunlight Class EX Units (and a corresponding number of Class C Common Stock) were issued to Unblocked Sunlight Unitholders.

On July 8, 2021, Sunlight and Tech Capital LLC entered into Amendment No. 1 to Warrant to Purchase Units (the “TCU Amendment”), which amended the Warrant to Purchase Units, dated February 27, 2021 (the “Warrant to Purchase Units”). Pursuant to the TCU Amendment, Tech Capital LLC holds outstanding warrants, exercisable for an aggregate of 627,780 shares of Class A Common Stock at an exercise price of $7.715 per share. The foregoing description of the Warrant to Purchase Units and TCU Amendment is a summary only and is qualified in its entirety by reference to the Warrant to Purchase Units and TCU Amendment, copies of which are attached as Exhibit 4.2 and 4.3, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

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As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

●	84,837,655 (excludes 1,535,941 of shares held by Sunlight in respect of net withholding for tax payments) shares of our Class A Common Stock;

●	47,595,455 shares of our Class C Common Stock; and

●	17,250,000 and 9,900,000 public warrants and private placement warrants, respectively; and

Sunlight had the following outstanding securities:

●	a Sunlight Warrant exercisable for a total of 627,780 shares of Class A Common Stock; and

●	84,837,655 (excludes 1,535,941 of units held by Sunlight in respect of net withholding for tax payments) Sunlight Class X Units and 47,595,455 Sunlight Class EX Units.

As of the Closing Date and after forfeiture of 1,187,759 of the Founder Shares pursuant to the Founders Stock Agreement, the Sponsor owned an aggregate of 7,337,241 shares of Class A Common Stock and 9,900,000 private placement warrants. The description of the Founders Stock Agreement and related forfeiture set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

The Company’s Class A Common Stock and public warrants commenced trading on the New York Stock Exchange (the “NYSE”) under the symbols “SUNL” and “SUNL WS” on July 12, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination. Spartan’s publicly traded units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and have been delisted from the NYSE.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Sunlight. Accordingly, pursuant to Item 2.01(f) of Form 8-K, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act in this Current Report on Form 8-K and in documents incorporated by reference herein. All statements, other than statements of present or historical fact, included in or incorporated by reference in this Current Report on Form 8-K regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, future operating results, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of, fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the actual results, level of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, except as otherwise required by applicable law, the Company specifically disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are all difficult to predict and many of which are beyond the control of the Company.

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In addition, the Company cautions you that the forward-looking statements regarding the Company, which are included in this Current Report on Form 8-K, are subject to the following factors:

●	the outcome of any legal proceedings that have been or may be instituted against the Company following announcement of the Business Combination;

●	the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination;

●	the Company’s ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Business Combination;

●	costs related to the Business Combination;

●	the Company’s success in retaining or recruiting, or changes in, its officers, key employees or directors following the Business Combination;

●	the possibility of third-party claims against the Trust Account;

●	changes in applicable laws or regulations;

●	the possibility that the COVID-19 pandemic may adversely affect the results of operations, financial position and cash flows of Sunlight or the Company;

●	technological changes;

●	data security breaches or other network outages;

●	the possibility that Sunlight or the Company may be adversely affected by other economic, business and/or competitive factors;

●	Sunlight’s failure to retain or replace existing contractors or to grow its contractor network;

●	Sunlight’s ability to either expand the commitments of its existing capital providers or find additional capital providers to fund additional volume; and

●	the risk that certain third-party service providers and vendors that Sunlight relies on may be unable or unwilling to provide their services or products.

Business and Properties

The business and properties of Sunlight prior to the Business Combination are described in the Proxy Statement in the section titled “Information about Sunlight” beginning on page 201, which is incorporated herein by reference. The business and properties of Spartan are described in the sections titled “Part I, Item 1. Business” and “Part I, Item 2. Properties” in Spartan’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC on May 11, 2021 (the “Form 10-K”), which are incorporated herein by reference.

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Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 41, which is incorporated herein by reference.

Financial Information

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein. The Company has applied the amendment to Regulation S-K Item 301 which became effective on February 10, 2021.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Sunlight prior to the Business Combination is included in the Proxy Statement in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sunlight” beginning on page 171, which is incorporated herein by reference. Management’s discussion and analysis of the financial condition and results of operation of the Company prior to the Business Combination is included in the Proxy Statement in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Spartan” beginning on page 220, which is incorporated herein by reference.

Executive Compensation

Spartan

None of Spartan’s officers or directors have received any cash compensation for services rendered to Spartan. Commencing on the date that Spartan’s securities were first listed on the NYSE through the Closing, Spartan paid the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. In addition, the Sponsor, Spartan’s executive officers and directors, and any of their respective affiliates, have been reimbursed for out-of-pocket expenses incurred in connection with activities on Spartan’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, was paid by Spartan to the Sponsor, Spartan’s officers and directors, or any of their respective affiliates, prior to the Closing.

Sunlight

Executive Compensation Prior to Closing

A description of the compensation of the named executive officers of Sunlight before the consummation of the Business Combination is set forth in the Proxy Statement in the section titled “Executive Compensation” beginning on page 236 and that information is incorporated herein by reference.

Director Compensation Prior to Closing

A description of the compensation of the directors of Sunlight before the consummation of the Business Combination is set forth in the Proxy Statement in the section titled “Executive Compensation—Fiscal Year 2020 Director Compensation” on page 245 and that information is incorporated herein by reference.

Executive Compensation After Closing

2021 Equity Incentive Plan and 2021 Employee Stock Purchase Plan

On June 17, 2021, the board of directors of Spartan adopted the 2021 Plan and the ESPP (as such terms are defined below), subject to and effective upon approval by Spartan’s stockholders at the special meeting of Spartan’s stockholders held on July 8, 2021 (the “Special Meeting”). Spartan’s stockholders approved the 2021 Plan and the ESPP at the Special Meeting. Each of Matthew Potere, Barry Edinburg and Timothy Parsons, the Company’s principal executive officer and its next two most highly compensated executive officers, who are referred to herein as the “named executive officers,” will be eligible to participate in both the 2021 Plan and the ESPP. For a description of these plans, see “Proposal No. 4 — The 2021 Plan Proposal” and “Proposal No. 5 — The ESPP Proposal” in the Proxy Statement beginning on page 158, which sections of the Proxy Statement are incorporated herein by reference.

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Employment Agreements for Named Executive Officers

In connection with the Business Combination, we entered into new employment agreements with each of the named executive officers (each, a “Sunlight Employment Agreement”) that become effective at Closing. Pursuant to the Sunlight Employment Agreements, each of the named executive officers have the following position at the Company (collectively, the “Employer”): Mr. Potere — Chief Executive Officer, Mr. Edinburg — Chief Financial Officer, and Mr. Parsons — Chief Operating Officer. The Sunlight Employment Agreements do not have a fixed term and may be terminated at any time in accordance with their terms. Upon any termination of employment by Messrs. Potere, Edinburg and Parsons or the Employer, each will be subject to a non-competition covenant that covers a period of 18 months (for Mr. Potere) or 12 months (for each of Messrs. Edinburg and Parsons) after the date of termination and a non-solicitation covenant that covers a period of 18 months (for Mr. Potere) or 12 months (for each of Messrs. Edinburg and Parsons) after the date of termination.

Base Salary and Annual Bonus

The base salaries and target bonus opportunities of the named executive officers are set forth in the Sunlight Employment Agreements. The initial base salaries set forth in the Sunlight Employment Agreements are $300,000 for Mr. Potere, $300,000 for Mr. Edinburg and $290,000 for Mr. Parsons. Base salaries will be reviewed and subject to adjustment, at least annually, by the Compensation Committee of the Board (the “Compensation Committee”).

Each of the named executive officers has a target annual bonus opportunity based on both the Company’s achievement of certain financial performance objectives and the named executive officer’s achievement of certain individual performance objectives. Each named executive officer’s target annual bonus opportunity is stated as a percentage of the named executive officer’s base salary and requires the named executive officer’s continued employment through December 31 of the calendar year during which the annual bonus is earned. The initial target annual bonuses set forth in the Sunlight Employment Agreements are 60% for Mr. Potere, 50% for Mr. Edinburg and 50% for Mr. Parsons.

Equity Compensation

The named executive officers are eligible to receive annual equity awards from time to time in the sole discretion of the Compensation Committee.

Employee and Additional Benefits

The named executive officers are eligible to receive benefits that are substantially similar to those of other executives of the Employer of like status. In addition, Sunlight will reimburse the named executive officers for certain incremental self-employment taxes associated with their K-1 filing status (for so long as they remain K-1 filers) and their business expenses incurred in the ordinary course of business, in accordance with the Employer’s expense reimbursement policies and procedures.

Severance Benefits — Termination of Employment for Cause and without Good Reason

Pursuant to the Sunlight Employment Agreements, upon termination of the named executive officer’s employment by the Employer for Cause (as defined below), or by the named executive officer without Good Reason (as defined below), such named executive officer will receive: (i) any accrued and unpaid base salary through the date of termination; (ii) payment for any previously unreimbursed business expenses; (iii) vested amounts under the Sunlight Employment Agreement and any other agreement with the Employer, (iv) except in the case of a termination for Cause (as defined below), an annual bonus for any completed fiscal year to the extent then unpaid, and (v) any previously unreimbursed incremental self-employment taxes due under the Sunlight Employment Agreement associated with their K-1 filing status (collectively, the “Accrued Rights”).

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Severance Benefits — Termination by the Employer without Cause or by the Named Executive Officer for Good Reason Not in Connection with a Change in Control

Under the Sunlight Employment Agreements, each named executive officer is entitled to the following severance payments in the event of termination of his employment without Cause or upon his resignation for Good Reason outside of the Protection Period (as defined below) (collectively, the “Involuntary Termination Severance Benefits”):

●	Accrued Rights;

●	Multiple of base salary (2 times for Mr. Potere and 1.5 times for each of Messrs. Edinburg and Parsons);

●	Multiple of the target annual bonus (2 times for Mr. Potere and 1.5 times for each of Messrs. Edinburg and Parsons);

●	Full and immediate vesting of all outstanding Class C Units (including any provisionally vested Class C Units) granted prior to the effective date of the applicable Sunlight Employment Agreement (and any cash, securities or other consideration into which such Class C Units are converted) and a 12-month post-termination exercise period with respect to vested stock options and stock appreciation rights (or, if shorter, the remainder of the full term); and

●	An amount equal to the monthly premium payment to continue the named executive officer’s (and the named executive officer’s family members who were participants in the group health, dental and vision plans immediately prior to the named executive officer’s termination of employment) existing group health, dental coverage and vision for 18 months, calculated under the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 without regard to whether the named executive officer actually elects such continuation of coverage (the “COBRA Benefits”).

The cash-based portion of the Involuntary Termination Severance Benefits (other than the Accrued Rights) will be paid in equal monthly installments over a 24-month period (for Mr. Potere) or an 18-month period (for each of Messrs. Edinburg and Parsons). As a condition to the receipt of the Involuntary Termination Severance Benefits, each of the named executive officers must timely execute and not revoke a release of claims.

Under the Sunlight Employment Agreements, “Cause” generally means the named executive officer’s (a) willful and material breach of any material term or provision of the Sunlight Employment Agreement, (b) indictment or conviction of or plea of nolo contendere to a felony or other crime involving dishonesty or moral turpitude or that would otherwise reasonably be expected to impair or impede the operations of the Employer, (c) gross negligence, violence or threat of violence, fraud, theft or embezzlement (including any violation of federal securities laws), (d) willful breach of any material, written policy of the Employer or the rules of any governmental or regulatory body that, in either case, is (or reasonably could be) materially and demonstrably injurious to the Employer, (e) willful and repeated refusal to follow the lawful directions of the board of directors of the Employer, or (f) any other willful misconduct or breach of fiduciary duty that is (or reasonably could be) materially injurious to the financial condition, operations or business reputation of the Employer.

Under the Sunlight Employment Agreements, “Good Reason” generally means, without the named executive officer’s written consent, (a) a material reduction in the named executive officer’s base salary or target annual bonus opportunity, provided however, that prior to a Change in Control (defined below) any diminution in the named executive officer’s base salary shall not be considered a material diminution to the extent the amount of the diminution, when stated as a percentage, is applied uniformly among all similarly situated employees and does not represent more than a 20% diminution of base salary, (b) a material diminution in the nature or scope of the named executive officer’s authority, duties or responsibilities, (c) a diminution in the named executive officer’s title or change in the reporting relationship of the named executive officer, (d) any material breach by the Employer of any provision of the Sunlight Employment Agreement, and (e) any requirement by the Employer that the named executive officer work primarily from an office or location more than 25 miles from the location stated in the Sunlight Employment Agreement.

Under the Sunlight Employment Agreements, “Change in Control” generally means (a) any “person” or “group” (as defined in Section 13(d) and 14(d) of the Exchange Act), excluding for this purpose, (i) any trustee or other fiduciary holding securities under an employee benefit plan of the Employer, or (ii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of 50% or more of the total voting power represented by the Company’s then-outstanding securities; (b) a change in the composition of the Board during any 12 consecutive month period the result of which fewer than a majority of the members of the Board are Incumbent Directors (as defined below); (c) a reorganization, merger, statutory share exchange, acquisition, consolidation or similar corporate transaction involving the Company or any of its affiliates; a sale or other disposition of the assets of the Company or an acquisition of assets or stock of another entity by the Company or any of its affiliates, in each case, unless, following such transaction, (x) all or substantially all of the individuals and entities that were the beneficial owners of the voting securities of the Company outstanding immediately prior thereto continue to own at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such transaction, and (y) at least a majority of the members of the board of directors of the entity resulting from such transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such transaction; or (d) approval of the shareholders of Sunlight of a liquidation or dissolution of Sunlight.

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Under the Sunlight Employment Agreement, “Incumbent Directors” generally means members of the Board who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors as the time of such election or nomination (but does not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of members of the Board).

Under the Sunlight Employment Agreements, “Protection Period” means the 24-month period immediately following a Change in Control and the 12-month period immediately preceding a Change in Control.

Severance Benefits — Termination by Sunlight without Cause or by the Named Executive Officer for Good Reason in Connection with a Change in Control

Under the Sunlight Employment Agreements, each named executive officer is entitled to the following severance payments in the event of his termination of employment without Cause or upon his resignation for Good Reason within the Protection Period (collectively, the “Change in Control Severance Benefits”).

●	Accrued Rights;

●	Multiple of base salary (2.5 times for Mr. Potere and 2.0 times for each of Messrs. Edinburg and Parsons);

●	Multiple of annual bonus paid with respect to the calendar year immediately preceding the calendar year within which the named executive officer was terminated, or if such bonus has not yet been paid as of such termination, the target annual bonus for such preceding calendar year (2.5 times for Mr. Potere and 2.0 times for each of Messrs. Edinburg and Parsons);

●	Full and immediate vesting of all outstanding equity awards, equity-based awards and other long-term incentives (with performance-based awards to vest at the greater of target or actual performance) and a 30-month post-termination exercise period with respect to vested stock options and stock appreciation rights (or, if shorter, the remainder of the full term); and

●	The COBRA Benefits.

The cash-based portion of the Change in Control Severance Benefits (other than the Accrued Rights) will be paid in the form of a lump sum payment for each of Messrs. Potere, Edinburg and Parsons. As a condition to the receipt of the Change in Control Severance Benefits, each of the named executive officers must timely execute and not revoke a release of claims.

Severance Benefits — Termination in Connection with the Named Executive Officer’s Death or Disability

Under the Sunlight Employment Agreements, the named executive officers are entitled to the following severance payments upon a termination of employment due to his death or Disability (as defined below):

●	Accrued Rights;

●	Pro-rated target annual bonus, payable in a lump sum;

●	Full and immediate vesting of all outstanding Class C Units (including any provisionally vested Class C Units) granted prior to the effective date of the Sunlight Employment Agreement (and any cash, securities or other consideration into which such Class C Units are converted) and a 30-month post-termination exercise period with respect to vested stock options and stock appreciation rights (or, if shorter, the remainder of the full term); and

●	The COBRA Benefits.

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Under the Sunlight Employment Agreements, “Disability” generally has the meaning ascribed to such term (or substantially similar term) in the disability insurance program that is sponsored by the Employer, or if no such definition exists or the named executive officer is not covered by such a program, then Disability means (a) the named executive officer is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) the Social Security Administration has determined the named executive officer to be disabled.

Grants of New Equity Awards

The Company intends to develop an executive compensation program that is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize and reward individuals who contribute to the Company’s long-term success. Decisions on the executive compensation program will be made by the Compensation Committee.

We anticipate making one-time grants of time-based restricted stock units of the Company (collectively, the “2021 Restricted Stock Units”) to the Company’s named executive officers in fiscal year 2021 following the Closing Date.

If granted, it is expected that the 2021 Restricted Stock Units will vest over the three-year period following the Closing Date, with one third of the 2021 Restricted Stock Units vesting on the second anniversary of the Closing Date and two thirds of the 2021 Restricted Stock Units vesting on the third anniversary of the Closing Date, in each case, subject to the named executive officer’s continued employment through the applicable vesting date. While the value and terms of the 2021 Restricted Stock Units are subject to the discretion of the Compensation Committee, such that they may ultimately change prior to the grant date and may differ than those set forth below, we anticipate that the aggregate estimated grant date dollar values of the 2021 Restricted Stock Units granted to the Company’s named executive officers will be as follows: (i) Matthew Potere: $5,100,000; (ii) Barry Edinburg: $829,000; and (iii) Timothy Parsons: $636,000. We anticipate that the award agreements underlying the 2021 Restricted Stock Units granted to each of the named executive officers will provide that (i) the tranche of the 2021 Restricted Stock Units scheduled to vest on the vesting date immediately following the named executive officer’s (x) termination of employment due to his or her death or “Disability” (as defined in the 2021 Plan), (y) termination of employment by the Company without “Cause” (as defined in the Sunlight Employment Agreements) or (z) resignation for “Good Reason” (as defined in the Sunlight Employment Agreements) shall immediately vest on the date of such named executive officer’s termination of employment; and (ii) all outstanding and unvested 2021 Restricted Stock Units shall immediately vest on the date of such named executive officer’s termination of employment by the Company without Cause or resignation for Good Reason that occurs within the 12-month period immediately preceding a “Change in Control” (as defined in the 2021 Plan) or the 24-month period immediately following a Change in Control. The foregoing description of the anticipated terms of the 2021 Restricted Stock Units does not purport to be complete and is qualified in its entirety by the full text of the form of the Day 1 RSU Agreement, which is attached hereto as Exhibit 10.35 and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock immediately following the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;

●	each named executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 132,433,111 (excludes 1,535,941 of shares held by Sunlight in respect of net withholding for tax payments) shares of Common Stock issued and outstanding as of immediately following the Closing.

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Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name and Address of Beneficial Owners(1)	Number of shares of Common Stock	%
Five Percent Holders of the Company:
Spartan Acquisition Sponsor II LLC(2)	7,337,241	5.5%
FTV V, L.P.(3)	25,271,539	19.1%
Tiger Infrastructure Partners Sunlight Feeder LP(4)	21,179,369	16.0%
Tiger Co-Invest B Sunlight Blocker LLC(5)	8,437,552	6.4%
Directors and Executive Officers of the Company
Matthew Potere	3,510,541	2.7%
Barry Edinburg	2,341,446	1.8%
Timothy Parsons	1,386,399	1.0%
Brad Bernstein	0	0.0%
Jeanette Gorgas	—	0.0%
Emil W. Henry, Jr.(6)	8,437,552	6.4%
Toan Huynh	—	0.0%
Jennifer D. Nordquist	—	0.0%
Philip Ryan	—	0.0%
Kenneth Shea	—	0.0%
Joshua Siegel	—	0.0%
All Directors and Executive Officers of the Company as a Group (13 Individuals)	18,056,530	13.6%

(1)	This table is based on a total of 132,433,111 (excludes 1,535,941 of shares held by Sunlight in respect of net withholding for tax payments) shares of Common Stock outstanding immediately after the Closing on July 9, 2021, consisting of 84,837,655 (excludes 1,535,941 of shares held by Sunlight in respect of net withholding for tax payments) shares of Class A Common Stock and 47,595,455 shares of Class C Common Stock. Unless otherwise noted, the business address of each of the entities, directors and executive officers in this table is 101 N. Tryon Street, Suite 1000, Charlotte, NC 28246.

(2)	Spartan Acquisition Sponsor II LLC (the “Sponsor”) is managed by affiliates of Apollo Global Management, Inc. AP Spartan Energy Holdings II, L.P. (“AP Spartan”) is the sole member of the Sponsor. Apollo ANRP Advisors III, L.P. (“ANRP Advisors”) is the general partner of AP Spartan. Apollo ANRP Capital Management III, LLC (“ANRP Capital Management”) is the general partner of ANRP Advisors. APH Holdings, L.P. (“APH Holdings”) is the sole member of ANRP Capital Management. Apollo Principal Holdings III GP, Ltd. (“Principal Holdings III GP”) is the general partner of APH Holdings. Scott Kleinman, James Zelter, Joshua Harris and Marc Rowan are the directors of Principal Holdings III GP, and as such may be deemed to have voting and dispositive control of the shares of Class A Common Stock held of record by the Sponsor. Each of the Sponsor, AP Spartan, ANRP Advisors, ANRP Capital Management, APH Holdings, Principal Holdings III GP and each of Messrs. Kleinman, Zelter, Harris and Rowan, disclaims beneficial ownership of the Class A Common Stock, in each case except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such entity or person is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose. The addresses of each of the Sponsor, AP Spartan and Messrs. Kleinman, Zelter, Harris and Rowan is 9 West 57th Street, 43rd Floor, New York, New York 10019. The address of each of ANRP Advisors and Principal Holdings III GP is c/o Walkers Corporate Limited; Cayman Corporate Centre; 27 Hospital Road; George Town; Grand Cayman KY1-9008. The address of each of ANRP Capital Management and APH Holdings is One Manhattanville Road, Suite 201, Purchase, New York, 10577.

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(3)	FTV V, L.P. directly holds 25,271,539 shares of Class A common stock. The general partner of FTV LP is FTV Management V, L.L.C. (“FTV LLC”). FTV LLC is controlled by its managing members. Any action by FTV LLC with respect to the reported securities, including voting and dispositive decisions, requires at least a majority vote of the managing members.

(4)	Includes 21,179,369 shares held directly by Tiger Infrastructure Partners Sunlight Feeder LP (“Fund I Sunlight Holdco”). Tiger Infrastructure Partners LP (the “US Advisor”) is the investment manager of Tiger Infrastructure Partners AIV I LP (“Fund I AIV”) and Tiger Infrastructure Partners Co-Invest B LP (“Co-Invest B”). Fund I Sunlight Holdco is a wholly-owned subsidiary of Fund I AIV. The US Advisor is managed by its general partner, Emil Henry III LLC (“EH III”); EH III is managed by its sole managing member, Henry Tiger Holdings LLC (“HTH”); HTH is managed by its sole managing member, Emil Henry LLC (“EH LLC”). Emil W. Henry, Jr. is the sole managing member of EH LLC.

(5)	Includes 8,437,552 shares held directly by Co-Invest B. The US Advisor is the investment manager of Fund I AIV and Co-Invest B. Fund I Sunlight Holdco is a wholly-owned subsidiary of Fund I AIV. The US Advisor is managed by its general partner, EH III; EH III is managed by its sole managing member, HTH; HTH is managed by its sole managing member, EH LLC. Emil W. Henry, Jr. is the sole managing member of EH LLC.

(6)	See footnote 5.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement in the section titled “Management After the Business Combination” beginning on page 246 of the Proxy Statement, which is incorporated herein by reference.

Subsequent to the date of the Proxy Statement, Kenneth Shea resigned from the Board of Trustees of Equity Commonwealth, a commercial office real estate investment trust, where he was Chairman of the Compensation Committee, effective June 30, 2021. Accordingly, revised biographical information for Mr. Shea is set forth below.

Kenneth Shea. Mr. Shea is currently an independent consultant and an investor. Mr. Shea served as Senior Managing Director at Guggenheim Securities, LLC from 2014 to 2019. Prior to joining Guggenheim Securities, LLC, Mr. Shea served as President of Coastal Capital Management LLC from 2009 until 2014, and Managing Director for Icahn Capital LP from 2008 to 2009. Mr. Shea currently sits on the Board of Directors of Viskase Companies, Inc., a food packaging and service company, where he is a member of the Audit Committee. Mr. Shea also serves on the Advisory Board of WhyHotel, a privately-held, venture-backed real estate company. Previously, Mr. Shea served on the board of Hydra Industries, a special purpose acquisition company, and CVR Refining, a mid-continent refiner. Mr. Shea received his M.B.A. from the University of Virginia and his B.A. in Economics from Boston College. We believe Mr. Shea is qualified to serve as a member of the board of directors due to his extensive experience in corporate finance and financial services and his knowledge of the capital markets.

In addition, since the date of the Proxy Statement, Toan Huyn’s biographical information has been revised as set forth below.

Toan Huynh. Ms. Huynh has served as a director of Flagstar Bancorp, Inc. since her appointment in December 2020. Since 2018, she has served as Partner of Baylane Capital, making early stage investments into B2B SaaS and enterprise software and advising growth focused companies in technology and IT services. In 2008, she co-founded and served as Global Head of Insurance and Financial Services for Cloud Sherpas/Global One, a boutique, cloud advisory firm, which was acquired by Accenture in 2015. Ms. Huynh was a Managing Director with Accenture until 2018 and a partner for Information Venture Partners until 2020. She was also an Entrepreneur-in-Residence for Citi Ventures. Ms. Huynh is a seasoned cloud and digital leader with over 20 years of experience working with various industries to better compete in the new digital economy.  She also currently serves on the board of Bankers Financial Group.

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Directors

Effective immediately after the Closing, the Board is comprised of nine directors and is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The Company’s directors are divided among the three classes as follows:

●	the Class I directors are Jeanette Gorgas, Kenneth Shea and Joshua Siegel, and their terms will expire at the Company’s annual meeting of stockholders to be held in 2022;

●	the Class II directors are Brad Bernstein, Emil W. Henry, Jr. and Jennifer D. Nordquist, and their terms will expire at the Company’s annual meeting of stockholders to be held in 2023; and

●	the Class III directors are Toan Huynh, Matthew Potere and Philip Ryan, and their terms will expire at the Company’s annual meeting of stockholders to be held in 2024.

Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders of the Company in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of the Company’s stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management After the Business Combination” beginning on page 246 of the Proxy Statement, which is incorporated herein by reference, as updated by the biographical information for Mr Shea and Ms. Huynh presented herein.

Independence of Directors

The Board has determined that each member of the Board, other than those continuing from the prior Sunlight Board (Matthew Potere, Emil W. Henry, Jr. and Brad Bernstein), is independent within the meaning of Section 303A.02 of the NYSE Listing Manual and applicable SEC rules. In addition, the Board has appointed Mr. Shea to serve as lead independent director until the 2022 annual meeting of stockholders.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance/ESG committee (the “N&G Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Ms. Huynh and Messrs. Ryan and Siegel to serve on the Audit Committee, with Mr. Ryan as chairperson. The Board appointed Mss. Gorgas and Nordquist and Mr. Shea to serve on the Compensation Committee, with Ms. Gorgas as chairperson. The Board appointed Mss. Huynh and Nordquist and Mr. Siegel to serve on the N&G Committee, with Ms. Huynh as chairperson.

Executive Officers

The Company’s executive officers are described in the Proxy Statement in the section titled “Management After the Business Combination” beginning on page 246 of the Proxy Statement, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Party Transactions” beginning on page 269 of the Proxy Statement, which is incorporated herein by reference.

The independence of our directors is described in the section above titled “Directors and Executive Officers” of this Current Report on Form 8-K, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section titled “The Business Combination—Litigation Relating to the Business Combination” on page 152 of the Proxy Statement. Although Spartan believed no supplemental disclosures were required under applicable law to address the claims made in the legal proceedings described in the Proxy Statement in the section titled “The Business Combination—Litigation Relating to the Business Combination” on page 152 of the Proxy Statement, in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, Spartan determined to voluntarily supplement the Proxy Statement as described in a Current Report on Form 8-K that Spartan filed with the SEC on June 21, 2021, which is incorporated herein by reference.

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Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Spartan’s units, Class A Common Stock and warrants were historically listed for trading on the NYSE under the symbols “SPRQ U”, “SPRQ” and “SPRQ WS”, respectively. On July 12, 2021, the Class A Common Stock and public warrants began trading on the NYSE under the new trading symbols of “SUNL” and “SUNL WS”, respectively. Spartan’s units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and have been delisted from the NYSE.

Prior to the Closing, there was no established public trading market for Sunlight’s member interests.

Holders of Record

As of the Closing Date and following the completion of the Business Combination and the redemption of public shares described above, the Company had 84,837,655 (excludes 1,535,941 of shares held by Sunlight in respect of net withholding for tax payments) shares of Class A Common Stock issued and outstanding held of record by 122 holders, 47,595,455 shares of Class C Common Stock outstanding and held of record by 21 holders, 27,150,000 warrants outstanding held of record by 2 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

As of the Closing Date and following the completion of the Business Combination, Sunlight had outstanding 84,837,655 (excludes 1,535,941 of units held by Sunlight in respect of net withholding for tax payments) Sunlight Class X Units held of record by Spartan Sub, Holdings I and Holdings II and, 47,595,455 Sunlight Class EX Units held of record by 21 holders. In addition, Sunlight had outstanding warrants held by Tech Capital LLC, exercisable for an aggregate of 627,780 shares of Class A Common Stock at an exercise price of $7.715 per share. There is no established market for any of the Sunlight Class X Units, Class EX Units or warrants. Subject to the limitations set forth in the Sunlight A&R LLC Agreement executed at Closing, the holder of a Sunlight Class EX Unit together with a share of Class C Common Stock may be surrendered for redemption in exchange for one share of Class A Common Stock.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 4—The 2021 Plan Proposal—Securities Authorized for Issuance under Equity Compensation Plans” beginning on page 163 of the Proxy Statement, which is incorporated herein by reference. As described below under Item 5.02 of this Current Report on Form 8-K, the 2021 Plan and the ESPP and the material terms thereunder were approved by Spartan’s stockholders at the Special Meeting.

Dividends

The Company has not paid any cash dividends on the Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends is limited by covenants regarding its existing outstanding indebtedness.

Certain Indebtedness

Information about certain indebtedness of the Company is set forth in the Proxy Statement in the section titled “Notes to Unaudited Condensed Consolidated Financial Statements” beginning on page F-77 of the Proxy Statement, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

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Description of Registrant’s Securities

A description of the Company’s securities is in the Proxy Statement in the section titled “Description of Securities,” beginning on page 253 which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement.

A description of the indemnification obligations of the Company are included in the Proxy Statement in the section titled “Certain Relationships and Related Party Transactions – Indemnification Agreements,” beginning on page 273 which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The issuance of Class A Common Stock upon automatic conversion of Class B Common Stock at the Closing was not registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

The disclosure set forth above in the Introductory Note, Item 1.01 and Item 2.01 of this Current Report on Form 8-K with respect to the issuance of Class A Common Stock to the New PIPE Investors is incorporated herein by reference. The 25,000,000 shares of Class A Common Stock issued to the New PIPE Investors were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The PIPE Financing was consummated concurrently with the Closing. The parties receiving the securities represented their intentions to acquire the securities for investment purposes only and not with a view to any distribution of the securities in any manner that would violate the securities laws of the United States or any other jurisdiction, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

At the Closing, 47,595,455 shares of Class C Common Stock (in addition to an equal number of Sunlight Class EX Units) were issued to the Unblocked Sunlight Unitholders in the Business Combination and were not registered under the Securities Act in reliance on an exemption provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As disclosed in Item 2.01 of this Current Report on Form 8-K, the Class A Common Stock and public warrants commenced trading on the NYSE under the symbols “SUNL” and “SUNL WS” on July 12, 2021.

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 9, 2021 the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), following completion of the quarterly review for the period ended June 30, 2021, which consisted only of the accounts of the pre-Business Combination Special Purpose Acquisition Company, Spartan’s independent registered public accounting firm prior to the Business Combination.

Withum’s report on Spartan’s balance sheet as of December 31, 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from August 17, 2020 (inception) through December 31, 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

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During the period from August 17, 2020 (inception) through December 31, 2021 and the subsequent period through July 9, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of the letter from Withum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On July 9, 2021, the Board approved the engagement of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. RSM served as the independent registered public accounting firm of Sunlight prior to the Business Combination.

During the period from August 17, 2020 (inception) through December 31, 2020 and through July 9, 2021, neither the Company nor anyone on the Company’s behalf consulted RSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by RSM that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01	Changes in Control of Registrant

The information set forth above under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Executive Compensation Prior to Closing,” “Directors and Executive Officers,” “Certain Relationships and Related Transactions, and Director Independence,” “Executive Compensation After Closing,” and “Grants of New Equity Awards” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Sunlight Financial Holdings Inc. 2021 Equity Incentive Plan

At the Special Meeting, Spartan’s stockholders approved the Sunlight Financial Holdings Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was also approved by the board of directors of Spartan on June 17, 2021. The 2021 Plan became effective upon the Closing.

A description of the 2021 Plan is included in the Proxy Statement in the section titled “Proposal No. 4—The 2021 Plan Proposal” beginning on page 158 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2021 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Sunlight Financial Holdings 2021 Employee Stock Purchase Plan

At the Special Meeting, Spartan’s stockholders approved the Sunlight Financial Holdings Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was also approved by the Board on June 17, 2021. The ESPP became effective immediately upon the Closing.

A description of the ESPP is included in the Proxy Statement in the section titled “Proposal No. 5—The ESSP Proposal” beginning on page 165 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the ESPP does not purport to be complete and is qualified in its entirety by the full text of the ESPP, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

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Sunlight Employment Agreements

Effective as of the Closing, the Company entered into new employment agreements with each of Messrs. Potere, Edinburg and Parsons, as described in the section titled “Executive Compensation After Closing—Employment Agreements for Named Executive Officers” in Item 2.01 of this Current Report on Form 8-K. For the avoidance of doubt, such section is incorporated herein by reference. The foregoing description of the Sunlight Employment Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of the Sunlight Employment Agreements, which is attached hereto as Exhibit 10.33 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 9, 2021, the Company amended and restated its amended and restated certificate of incorporation (as so amended and restated, the “Charter”) and its bylaws (as so amended and restated, the “Bylaws”).

Copies of the Charter and the Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The material terms of each of the Charter and the Bylaws, a description of the provisions adopted or changed by amendment and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposal No. 2—The Charter Proposals” beginning on page 154 of the Proxy Statement, which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing of the Business Combination, on July 9, 2021 and effective as of such date, the Board adopted a new code of business conduct & ethics (the “Code”) applicable to the Company’s employees, officers and directors. The new Code clarifies (i) the types of permitted conduct under the Code, including business activities and opportunities and (ii) procedures for the reporting, oversight and investigation of alleged violations of the Code. We intend to post any amendments to or any waivers from a provision of the Code on our website.

The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, which is included as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, which fulfilled the definition of a business combination as required by Spartan’s amended and restated certificate of incorporation, the Company ceased to be a shell company (as defined in Rule 12b-2 under the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement in the section titled “The Business Combination” beginning on page 110 of the Proxy Statement, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K, which information is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Sunlight as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement beginning on page F-45, and are incorporated herein by reference.

The unaudited consolidated financial statements of Sunlight as of and for the three months ended March 31, 2021 and 2020 are included in the Proxy Statement beginning on page F-73, and are incorporated herein by reference.

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(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
2.1* +	Business Combination Agreement, dated as of January 23, 2021, by and among Spartan, the Spartan Subsidiaries, FTV Blocker, Tiger Blocker and Sunlight (incorporated by reference to Exhibit 2.1 to Spartan’s Current Report on Form 8-K, filed with the SEC on January 25, 2021).
3.1	Second Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company effective as of July 9, 2021.
3.3	Fifth Amended and Restated Limited Liability Company Agreement of Sunlight Financial LLC.
4.1*	Warrant Agreement, dated November 24, 2020, between Spartan Acquisition Corp. II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Spartan’s Current Report on Form 8-K (File No. 001-39739) filed with the SEC on December 1, 2020).
4.2	Warrant to Purchase Units, dated February 27, 2021 between Sunlight Financial LLC and Tech Capital LLC.
4.3	Amendment No. 1 to Warrant to Purchase Units, dated July 8, 2021 between Sunlight Financial LLC and Tech Capital LLC.
10.1* †	Sunlight Financial Holdings Inc.’s 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.2* †	Sunlight Financial Holdings Inc.’s Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.2 to Amendment No.1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.3* ***	Form of Subscription Agreement (incorporated by reference to Exhibit 10.3 to Spartan’s Current Report on Form 8-K (File No. 001-39739) filed with the SEC on January 25. 2021).
10.4*	Letter Agreement, dated November 24, 2020, among Spartan, its officers and directors and the Sponsor (incorporated by reference to Exhibit 10.1 to Spartan’s Current Report on Form 8-K (File No. 001-39739) filed with the SEC on December 1, 2020).
10.5*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to Spartan’s Registration Statement on Form S-1 (Reg. No. 333-249430) filed with the SEC on October 9, 2020).
10.6*	Securities Purchase Agreement, dated August 17, 2020 between Spartan and Sponsor (incorporated by reference to Exhibit 10.5 to Spartan’s Registration Statement on Form S-1 (Reg. No. 333-249430) filed with the SEC on October 9, 2020).
10.7*	Private Placement Warrants Purchase Agreement, dated November 24, 2020, between Spartan and the Sponsor incorporated by reference to Exhibit 10.5 to the Spartan’s Current Report on Form 8-K (File No. 001-39739) filed with the SEC on December 1, 2020).
10.8*	Form of Lock-Up Agreement for large shareholders (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on June 1, 2021).

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Exhibit No.	Description
10.9*	Form of Lock-Up Agreement for small shareholders (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on June 1, 2021).
10.10*	Form of Lock-Up Agreement for Sunlight Executives (incorporated by reference to Amendment No. 2 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on June 1, 2021).
10.11*	Founders Stock Agreement, dated January 23, 2021 by and between Spartan, the Sponsor and the initial stockholders (incorporated by reference to Exhibit 10.1 to the Spartan’s Current Report on Form 8-K (File No. 001-39739) filed with the SEC on December 1, 2020).
10.12*	Letter Agreement Amendment, dated January 23, 2021 among Spartan, its officers and directors and the Sponsor (incorporated by reference to Exhibit 10.2 to the Spartan’s Current Report on Form 8-K (File No. 001-39739) filed with the SEC on December 1, 2020).
10.13**	Tax Receivable Agreement by and among the Company, the TRA Holders and the Agent.
10.14*	Indemnity Agreement, dated January 23, 2021, among Spartan, the Blockers, FTV Blocker Holder, the Spartan Subsidiaries and Sunlight (incorporated by reference to Exhibit 10.16 to Spartan’s Registration Statement on Form S-4) (Reg. No. 333-254589) filed with the SEC on March 22, 2021).
10.15*	Company Support Agreement, dated January 23, 2021, among Spartan, the Spartan Subsidiaries, the Blockers and Sunlight (incorporated by reference to Exhibit 10.17 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on March 22, 2021).
10.16	Investor Rights Agreement, dated July 9, 2021, by and among the Company, and certain stockholders and equityholders of the Company.
10.17* **	Amended and Restated Loan Sale Agreement, dated as of February 12, 2018, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.18* **	First Amendment to Amended and Restated Loan Sale Agreement, dated as of August 28, 2019, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.20 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.19* **	Seventh Amendment to First Amended and Restated Loan Program Agreement and Second Amendment to Amended and Restated Loan Sale Agreement, dated as of June 3, 2020, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.20* **	Omnibus Waiver and Tenth Amendment to First Amended and Restated Loan Program Agreement and Waiver and Third Amendment to Amended and Restated Loan Sale Agreement, dated January 28, 2021, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.21* **	First Amended and Restated Loan Program Agreement, dated as of February 12, 2018, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.23 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.22* **	Third Amendment to Residential Solar Energy Loan Program Agreement, undated, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.24 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).

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Exhibit No.	Description
10.23* **	Fee Letter to First Amended and Restated Loan Program Agreement, as amended, dated February 18, 2020 (incorporated by reference to Exhibit 10.25 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.24* **	Fee Letter to First Amended and Restated Loan Program Agreement, as amended, dated June 18, 2018 (incorporated by reference to Exhibit 10.26 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.25* **	Fourth Amendment to Loan Program Agreement, dated March 8, 2019, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.27 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.26* **	Fifth Amendment to First Amended and Restated Loan Program Agreement, dated December 1, 2019, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.28 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.27* **	Sixth Amendment to First Amended and Restated Loan Program Agreement, dated March 31, 2020, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.29 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.28* **	Seventh Amendment to First Amended and Restated Loan Program Agreement and Second Amendment to Amended and Restated Loan Sale Agreement, dated June 3, 2020, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.30 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.29* **	Eighth Amendment to First Amended and Restated Loan Program Agreement, dated January 5, 2021, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.31 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.30*	Ninth Amendment to First Amended and Restated Loan Program Agreement, dated February 17, 2021, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.32 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.31* **	Omnibus Waiver and Tenth Amendment to First Amended and Restated Loan Program Agreement and Waiver and Third Amendment to Amended and Restated Loan Sale Agreement, dated January 28, 2021, by and between Cross River Bank and Sunlight (incorporated by reference to Exhibit 10.33 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.32* **	Loan and Security Agreement, dated as of April 26, 2021, between Sunlight Financial LLC and Silicon Valley Bank (incorporated by reference to Exhibit 10.34 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.33*	Form of Employment Agreement (incorporated by reference to Exhibit 10.35 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).

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Exhibit No.	Description
10.34*	Form of Restrictive Covenants Agreement (incorporated by reference to Exhibit 10.36 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
10.35*	Form of Day 1 RSU Agreement (incorporated by reference to Exhibit 10.37 to Amendment No. 1 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on May 12, 2021).
14.1	Sunlight Financial Holdings Inc. Code of Business Conduct and Ethics
16.1	Letter from WithumSmith+Brown, PC to the U.S. Securities and Exchange Commission dated July 15, 2021.
99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2020 and for the year ended December 31, 2020.
99.2***	Schedule of New PIPE Investors (incorporated by reference to Exhibit 99.11 to Amendment No. 2 to Spartan’s Registration Statement on Form S-4 (Reg. No. 333-254589), filed with the SEC on June 1, 2021).

*	Previously filed.

**	Pursuant to Item 601(b)(10) of Regulation S-K, certain portions of this exhibit (indicated by asterisks) have been omitted.

***	The Subscription Agreements are substantially identical in all material respects to the form of Subscription Agreement filed as Exhibit 10.3 hereto, except as to the identity of each New PIPE Investor, the number of shares of Class A Common Stock subscribed for by each New PIPE Investor and the purchase price to be paid by each New PIPE Investor. Pursuant to Instruction 2 to Item 601 of Regulation S-K, we have omitted filing copies of each such Subscription Agreement as exhibits to this Current Report on Form 8-K and have filed a schedule as Exhibit 99.2 hereto identifying each New PIPE Investor, the number of shares of Class A Common Stock subscribed for by each New PIPE Investor and the purchase price to be paid by each New PIPE Investor.

†	Indicates management contract or compensatory plan or arrangement.
+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Matthew Potere
	Name:	Matthew Potere
	Title:	Chief Executive Officer

Date: July 15, 2021

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